UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 9, 2012

Wells Mid-Horizon Value-Added Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the Parkway at Oak Hill Buildings

On May 9, 2012, Wells Mid-Horizon Value-Added Fund I, LLC (the “Registrant”) sold two separate two-story office buildings containing a combined total of approximately 146,000 rentable square feet and a three-story parking garage located in Austin, Texas (the “Parkway at Oak Hill Buildings”) to Rorasa, Inc., an unaffiliated third party, for a gross sales price of $31,300,000, exclusive of adjustments and closing costs. As a result of the sale, the Registrant received net sale proceeds of approximately $30,457,000 and recognized a gain on sale of approximately $5,634,000. The gain on sale may be adjusted should additional information become available in subsequent periods. In accordance with the terms of the Registrant's loan agreement with NXT Capital, LLC (the "NXT Loan"), approximately $19,238,000 of the net sales proceeds was applied against the outstanding balance of the NXT Loan.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of December 31, 2011	F-2
Pro Forma Statement of Operations for the year ended December 31, 2011	F-3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

May 15, 2012		/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Principal Financial Officer, Senior Vice President, Secretary and Treasurer of Wells Investment Management Company, LLC

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Mid-Horizon Value-Added Fund, I, LLC (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2011.

The following unaudited pro forma balance sheet as of December 31, 2011 has been prepared to give effect to the May 9, 2012 sale of the Parkway at Oak Hill Buildings and related repayment of debt by the Registrant, as if the disposition and repayment of debt had occurred on December 31, 2011. The Registrant owned 100% of the Parkway at Oak Hills Buildings.

The following unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the sale of the Parkway at Oak Hill Buildings as if the disposition and related repayment of debt had occurred on January 1, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the Parkway at Oak Hills Buildings and related repayment of debt had been consummated as of January 1, 2011. Specifically, the accompanying pro forma statement of operations do not include the Registrant's nonrecurring gain or loss that would have been recognized if the aforementioned property sale had occurred on January 1, 2011.

F-1

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA BALANCE SHEET
DECEMBER 31, 2011
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Parkway at Oak Hill Disposition		Repayment of Debt		Pro Forma Total
Assets:
Real estate, at cost:
Land	$7,281,349	$(3,500,914)	(b)	$—		$3,780,435
Building and improvements, less accumulated depreciation of $5,740,531 as of December 31, 2011	40,543,466	(17,797,631)	(c)	—		22,745,835
Intangible lease assets, less accumulated amortization of $2,021,328 as of December 31, 2011	1,271,025	—		—		1,271,025
Construction in progress	160,940	—		—		160,940
Total real estate assets	49,256,780	(21,298,545)		—		27,958,235

Cash and cash equivalents	2,963,396	30,456,527	(d)	$(19,430,164)	(e)	13,989,759
Tenant receivables	2,593,389	(1,852,960)	(f)	—		740,429
Other assets	1,688,101	—		—		1,688,101
Deferred financing costs, less accumulated amortization of $413,874 as of December 31, 2011	828,063	—		—		828,063
Intangible lease origination costs, less accumulated amortization of $1,723,048 as of December 31, 2011	896,261	—		—		896,261
Deferred leasing costs, less accumulated amortization of $599,672 as of December 31, 2011	2,349,390	(1,538,432)	(g)	—		810,958
Total assets	$60,575,380	$5,766,590		$(19,430,164)		$46,911,806

Liabilities:
Note payable	$19,237,786	$—		$(19,237,786)	(e)	$—
Accounts payable, accrued expenses, and accrued capital expenditures	1,540,206	—		(192,378)	(h)	1,347,828
Due to affiliates	39,224	—		—		39,224
Deferred income	491,706	—		—		491,706
Intangible lease liabilities, less accumulated amortization of $241,923 as of December 31, 2011	144,549	—		—		144,549
Total liabilities	21,453,471	—		(19,430,164)		2,023,307

Commitments and Contingencies

Members' Capital:
Member Shares, $1,000 par value; 150,000 shares authorized; 51,854 shares issued and outstanding	39,121,909	5,766,590	(i)	—		44,888,499
Total liabilities and partners' capital	$60,575,380	$5,766,590		$(19,430,164)		$46,911,806

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2011.

(b)	Reflects the cost of the land of the Parkway at Oak Hill Buildings.

(c)	Reflects the GAAP basis of the building and improvements of the Parkway at Oak Hill Buildings as of December 31, 2011.

(d)	Reflects the Registrant's net proceeds resulting from the sale of the Parkway at Oak Hill Buildings.

(e)	As required under the NXT Loan agreement, reflects repayment of debt with net proceeds resulting from the sale of the Parkway at Oak Hill Buildings.

(f)	Reflects the deferred rent receivable of the Parkway at Oak Hill Buildings as of December 31, 2011.

(g)	Reflects the unamortized deferred leasing costs of the Parkway at Oak Hill Buildings as of December 31, 2011.

(h)	Reflects the Registrant's accrued deferred financing costs as of December 31, 2011, that were paid in connection with the repayment of debt.

(i)	Reflects the Registrant's pro forma gain on the sale of the Parkway at Oak Hill Buildings.

F-2

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Parkway at Oak Hill Disposition		Repayment of Debt		Pro Forma Total
Revenues:
Rental income	$4,726,332	$(1,769,909)	(b)	$—		$2,956,423
Tenant reimbursements	1,967,008	(755,156)		—		1,211,852
Total revenues	6,693,340	(2,525,065)				4,168,275
Expenses:
Property operating costs	3,792,347	(1,231,950)		—		2,560,397
Asset and property management fees:
Related-party	515,508	(226,974)	(c)	—		288,534
Other	53,547	—		—		53,547
Depreciation	1,847,081	(1,048,637)	(d)	—		798,444
Amortization	1,070,912	(200,881)	(e)	—		870,031
General and administrative expenses	735,333	(135,044)		—		600,289
Total expenses	8,014,728	(2,843,486)		—		5,171,242
Real Estate Operating Loss	(1,321,388)	318,421		—		(1,002,967)

Other Income (Expense):
Interest and other income	47	—		—		47
Interest expense	(1,824,526)	—		1,410,652	(f)	(413,874)
Total other income (expense)	(1,824,479)	—		1,410,652		(413,827)
Net Loss	$(3,145,867)	$318,421		$1,410,652		$(1,416,794)

Net Loss per Weighted-Average Share of Investor Members' Interests	$(60.67)	$6.14		$27.20		$(27.32)

Weighted-Average Shares of Investor Members' Interests Outstanding	51,854					51,854

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2011.

(b)	Rental income for the Parkway at Oak Hill Buildings is recognized on a straight-line basis.

(c)
Asset management fees for the Parkway at Oak Hill Buildings are calculated at 0.75% of the gross asset value. Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(d)
Depreciation expense for the Parkway at Oak Hill Buildings is recognized on a straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(e)	Amortization expense for the Parkway at Oak Hill Buildings is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

(f)	The Registrant incurred interest on the NXT Loan at a rate of 7.25% for the year ended December 31, 2011.

F-3